EXHIBIT 21

                       MERCANTILE STORES COMPANY, INC.
                           SUBSIDIARY SCHEDULE
                          AS OF JANUARY 31, 1998
																						               STATE OF
SUBSIDIARY COMPANY			       INCORPORATION

J. BACON & SONS					                         KENTUCKY
THE CASTNER-KNOTT DRY GOODS COMPANY 	        TENNESSEE
THE O. J. deLENDRECIE COMPANY			             DELAWARE
C. J. GAYFER & COMPANY, INCORPORATED	       	DELAWARE
HENNESSY COMPANY			                         	MONTANA
THE JONES STORE COMPANY				                  DELAWARE
THE JOSLIN DRY GOODS COMPANY			              COLORADO
THE LAZARUS STORE, INC.				                  DELAWARE
THE LION DRY GOODS COMPANY			                OHIO
THE McALPIN COMPANY				                      KENTUCKY
GAYFER'S MONTGOMERY FAIR CO.		              	DELAWARE
ROOT DRY GOODS COMPANY, INC.			              INDIANA
J. B. WHITE & COMPANY				                    SOUTH CAROLINA
DULUTH GLASS BLOCK STORE COMPANY		           MINNESOTA
THE McALPIN COMPANY				                      OHIO
THE PEOPLES STORE COMPANY			                 WASHINGTON
J. B. WHITE & CO.				                        NEW JERSEY
THE MacDOUGALL & SOUTHWICK COMPANY		         WASHINGTON
McCREERY & COMPANY				                       MAINE
SERF CORPORATION				                         MISSOURI
MERSCO REALTY CO., INC.				                  OHIO
THE JONES STORE COMPANY HAIRSTYLING SCHOOL	  MISSOURI
MERCANTILE STORES COMPANY, INC. (N.Y.)		     NEW YORK
MERSCO FINANCE CORPORATION			                DELAWARE
MERCANTILE PROPERTIES, INC.			               DELAWARE
MERCANTILE REAL ESTATE CO., INC.		           DELAWARE
THE O. J. deLENDRECIE COMPANY		              MINNESOTA
MERSCO DEVELOPMENT COMPANY, INC.		           DELAWARE
MERCANTILE INTERNATIONAL INC.			             DELAWARE
MAISON BLANCHE, INC.				                     LOUISIANA
GOUDCHAUX'S CAR CARE CENTERS, INC.		         LOUISIANA
MERCANTILE CREDIT CORP.				                  LOUISIANA
MERCANTILE LOGISTICS COMPANY, INC.		         OHIO
MAISON BLANCHE OF OHIO, INC.			              OHIO
MERSCO FACTORS, INC.				                     DELAWARE
MERCANTILE STORES NATIONAL BANK 		           UNITED STATES
MAISON BLANCHE, LTD.				                     DELAWARE
COLOR STOP COSMETICS, INC.			                NEVADA
COLOR STOP, LTD.				                         DELAWARE

                                     -12-